SECOND AMENDMENT TO
CREDIT AGREEMENT

SECOND AMENDMENT, dated as of May 22, 2015 (this “Agreement”), to the AMENDED AND RESTATED CREDIT AGREEMENT (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) dated as of November 25, 2013, among ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), ACADIA REALTY TRUST, a Maryland real estate investment trust (the “REIT”) and certain subsidiaries of the Borrower from time to time party hereto, as Guarantors, each lender from time to time party hereto (collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement (including, if applicable, the Credit Agreement as amended pursuant to Section 1 below).
WHEREAS, the Borrower has requested that the Credit Agreement be modified as herein set forth; and
WHEREAS, the Required Lenders and the Administrative Agent have agreed to modify the Credit Agreement as herein set forth solely upon the terms and conditions provided for in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Modification of the Credit Agreement. On the Second Amendment Effective Date (as defined below), the Credit Agreement shall be, and hereby is, amended to incorporate the changes marked on the copy of the Credit Agreement attached hereto as Exhibit A, and Exhibit D to the Credit Agreement shall be, and hereby is, amended and restated in the form attached hereto as Exhibit B.
SECTION 2. Conditions of Effectiveness. This Agreement shall not become effective until the date on which all of the following conditions precedent shall have been satisfied or waived in writing (such date being referred to herein as the “Second Amendment Effective Date”):
(a)    Counterparts. The Administrative Agent shall have received counterparts of this Agreement duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders.
(b)    Fees. The Borrower shall have paid, by wire transfer of immediately available funds, to the Administrative Agent (i) for the account of the Lenders that hold Commitments on the Second Amendment Effective Date, fees in amounts equal to the amount of each Lender’s Commitment multiplied by 0.05% and (ii) all fees owed to any Arranger and the Administrative Agent and/or any of its Affiliates.
(c)    Compliance Certificate. The Administrative Agent shall have received a duly completed Compliance Certificate in the form of Exhibit B hereto.
(d)    Additional Information. The Administrative Agent shall have received such other assurances, information, certificates, documents, instruments, consents or opinions as the Administrative Agent or the Required Lenders reasonably may require.
SECTION 3. Representations and Warranties. After giving effect to this Agreement, the Loan Parties, jointly and severally, reaffirm and restate the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date). Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:
(a)    it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;
(a)    no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, except for filings for reporting purposes required under applicable securities laws;
(b)    this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms;
(c)    no Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement; and
(d)    the execution, delivery and performance of this Agreement will not (i) contravene the terms of any of its Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law.
SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.
SECTION 5. Costs and Expenses. The Loan Parties acknowledge and agree that their payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not any Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.
SECTION 6. Ratification.
(a)The Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.
(b)This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 7. Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 8. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.
SECTION 9. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.
SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
SECTION 12. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 13. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the undersigned Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWER:

ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

By:	ACADIA REALTY TRUST, its General Partner
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

GUARANTORS:

ACADIA REALTY TRUST, a Maryland real estate investment trust
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA 1520 MILWAUKEE AVENUE LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA 28 JERICHO TURNPIKE LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA 2914 THIRD AVENUE LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA 5-7 EAST 17TH STREET LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA 83 SPRING STREET LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA BARTOW AVENUE LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA CHESTNUT LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA GOLD COAST LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA MAD RIVER PROPERTY LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA MERCER STREET LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA RUSH WALTON LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA TOWN LINE LLC, a Connecticut limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA WEST 54TH STREET LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA WEST SHORE EXPRESSWAY LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

MARK PLAZA FIFTY L.P., a Pennsylvania limited partnership

By:	ACADIA MARK PLAZA LLC, its General Partner
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA MARK PLAZA LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

RD ABINGTON ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	ACADIA PROPERTY HOLDINGS, LLC, its General Partner
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

RD ABSECON ASSOCIATES, L.P, a Delaware limited partnership

By:	ACADIA ABSECON LLC, its General Partner
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA ABSECON LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

RD BLOOMFIELD ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	ACADIA PROPERTY HOLDINGS, LLC, its General Partner
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

RD HOBSON ASSOCIATES, L.P., a Delaware limited partnership

By:	ACADIA PROPERTY HOLDINGS, LLC, its General Partner
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

MARK TWELVE ASSOCIATES, LP, a Pennsylvania limited partnership

By:	ACADIA HOBSON LLC, its General Partner
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA HOBSON LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

RD METHUEN ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	ACADIA PROPERTY HOLDINGS, LLC, its General Partner
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA PROPERTY HOLDINGS, LLC, a Delaware limited liability company
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA 181 MAIN STREET LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA CHICAGO LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA CONNECTICUT AVENUE LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

8-12 EAST WALTON LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

A/L 3200 M STREET LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA 3200 M STREET LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

RD BRANCH ASSOCIATES, L.P., a New York limited partnership

By:	Acadia Property Holdings, LLC, its General Partner
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA WEST DIVERSEY LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

868 BROADWAY LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

120 WEST BROADWAY LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

11 EAST WALTON LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

865 WEST NORTH AVENUE LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

61 MAIN STREET OWNER LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

252-256 GREENWICH AVENUE RETAIL LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

2520 FLATBUSH AVENUE LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA CLARK-DIVERSEY LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ACADIA NEW LOUDON LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

131-135 PRINCE STREET LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

201 NEEDHAM STREET OWNER LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

SHOPS AT GRAND AVENUE LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

2675 GEARY BOULEVARD LP

By:	2675 City Center Partner LLC, its General Partner
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

2675 CITY CENTER PARTNER LLC
By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

bank of america, n.a., as
Administrative Agent

By: /s/ Yelena Kharnas
Name: Yelena Kharnas
Title: Vice President
bank of america, n.a., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Yelena Kharnas
Name: Yelena Kharnas
Title: Vice President
PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Denise Smyth
Name: Denise Smyth
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Matthew Ricketts
Name: Matthew Ricketts
Title: Managing Director